UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES ACT OF 1934

      Date of Report (date of earliest event reported):  June 26, 2002

                                  IGI, INC.
           (Exact name of registrant as specified in its charter)

           DELAWARE                   1-08568              01-0355758
(State or other jurisdiction of     (Commission          (IRS Employer
 incorporation or organization)     File Number)     Identification Number)

           105 LINCOLN AVENUE                                 08310
           BUENA, NEW JERSEY
(Address of principal executive offices)                   (Zip Code)

                               (856) 697-1441
            (registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                             Yes [X]      No [ ]

          SPECIAL NOTE REGARDING CERTAIN STATEMENTS AND REFERENCES

      Statements in this Current Report on Form 8-K regarding the purchase by American Capital Strategies, Ltd.("ACS") of 1,907,543 shares of IGI, Inc. ("IGI" or "the Company") Common Stock under exercise of Warrant No. W-1 dated and issued by the Company on October 29, 1999, and any other statements set forth herein, as well as the documents referred to in this Report, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, without limitation, the amount and nature of the Company's potential liabilities to ACS arising from the future sale of all or part of the shares purchased by ACS under its exercise of Warrant No. W-1; IGI's ability to realize anticipated benefits and opportunities and to implement successfully proposed strategies; competitive pressures; and the other factors described in IGI's Annual Report on Form 10-K for the year ended December 31, 2001, which factors are incorporated herein by reference. The Company cautions readers to consider carefully these and other such factors. Further, such forward-looking statements speak only as of the date on which such statements are made. The Company disclaims any intention or obligation to update forward-looking statements as a result of developments occurring after the date of this document.

      The Company's Web site address is www.askigi.com. References, if any, in this Current Report on Form 8-K and the exhibits hereto, if any, to www.askigi.com, any variations thereof or any other uniform resource locator, or URL, are inactive textual references only. The information on the Company's Web site or at any other URL is not incorporated by reference into this Current Report on Form 8-K and should not be considered to be a part of this document.


Item 5.  Other Events.

      As previously reported, IGI and its affiliates, IGEN, Inc., Immunogenetics, Inc. and Blood Cells, Inc. (collectively, the "Affiliates") entered into a Loan and Security Agreement dated October 29, 1999, as amended, (the "Senior Debt Agreement") and certain related agreements with Fleet Capital Corporation (the "Senior Lender"). The Company and the Affiliates also entered into a Note and Equity Purchase Agreement dated October 29, 1999, as amended, (the "Subordinated Debt Agreement") and certain related agreements with American Capital Strategies, Ltd. ("ACS").

      Under the Subordinated Debt Agreement, the Company issued to ACS $7,000,000 in senior subordinated notes and Warrant No. W-1 (the "Warrants") evidencing the right to acquire 1,907,543 shares (as adjusted from time to time in accordance with the terms thereof) of the Company's Common Stock at an exercise price of $0.01 per share. Among other things, under the terms of the Subordinated Debt Agreement, as well as the Warrants, ACS had the right (the "Put") to require the Company to repurchase the Warrants or the Common Stock acquired upon exercise of the Warrants at their then fair market value.

      Further, under the Subordinated Debt Agreement, as long as the Warrants remain outstanding or ACS is the holder of any of the shares issued upon exercise of the Warrants, ACS also has the right to designate for election to the Company's Board of Directors that number of directors that bears the same ratio to the total number of directors as the number equal to the sum of the number of shares of Company Common Stock owned by ACS plus the number of shares issuable upon exercise of the Warrants bears to the total number of outstanding shares of Company Common Stock on a fully-diluted basis. ACS has elected to designate for election one member to the Company's Board of Directors. The current ACS designated and elected member to the Company's Board of Directors is Kenneth Jones.

      On April 12, 2000, ACS and the Company entered into Amendment No. 1 to the Subordinated Debt Agreement, under the terms of which the Section 9.1 "Put Provision" for the Warrants was replaced in its entirety with a "Make-Whole Provision", which requires the Company to compensate ACS in either Common Stock or cash, at the option of the Company, only if the proceeds ultimately realized by ACS upon sale of the Common Stock obtained upon exercise of the Warrants are less than the fair value of the Common Stock upon exercise of the Warrants multiplied by the number of shares of Common Stock obtained upon exercise. Fair value of the Common Stock upon exercise is defined in the Subordinated Debt Agreement, as amended, to mean the 30-day average value prior to notice of exercise. Furthermore, under the terms thereof, ACS must exercise reasonable efforts to sell or place its shares obtained by exercise of the Warrants in the marketplace over a 180-day period before it can invoke the Company's payment obligations under the "Make-Whole Provision." The Make-Whole feature does not become effective until the earlier to occur of: (i) October 29, 2004, (ii) the date of the payment in full of the subordinated debt, (iii) the date of the payment in full of the senior debt, or (iv) the sale by the Company of at least 30% of its assets in a single transaction or a series of related transactions (unless ACS grants a waiver permitting the sale).

      On February 11, 2000, ACS filed a Schedule 13G with the Commission reporting beneficial ownership of 1,907,543 shares of Common Stock, all of which are issuable upon exercise of the Warrants. ACS reported that it has sole voting and dispositive power over all 1,907,543 shares.

      Under the terms of the Subordinated Loan Agreement, the Company was responsible for all required filings and registrations relating to the 1,907,543 shares of Common Stock issuable upon exercise of the Warrants. In accordance therewith, on September 29, 2000, the Company filed the necessary Form 3 Registration Statement for the 1,907,543 shares of Common Stock to be issued upon exercise of the Warrants.

      As previously reported, on May 31, 2002, the Company sold to Vetoquinol U.S.A., Inc. substantially all of the assets of the Company's companion pet products division. The Pet Care transaction constituted a sale by the Company of at least 30% of its assets in a single transaction, thereby putting into effect the "Make-Whole Provision" of the Subordinated Debt Agreement. (As set forth below, on the same date, the Company made payment in full of the Senior Debt and the Subordinated Date, both of which events also triggered the "Make-Whole Provision.")

      On May 31, 2002, the Company applied the proceeds of the Pet Care Sale to repay the full outstanding balance of the Senior Debt to Fleet Capital Corporation in the amount of $4,182,713.23, and to repay all of the outstanding balance of the Subordinated Debt to ACS in the amount of $7,736,965.39 (excluding any amounts that may be due under the "Make-Whole Provision"). While all the Subordinated Debt was paid in full on May 31, 2002, ACS still maintains its rights under the Warrants and the "Make-Whole Provision" of the Subordinated Loan Agreement.

      On May 31, 2002, the Company, its Affiliates, ACS and ACAS Business Loan Trust 2002-1 entered into Amendment No. 5 to the Subordinated Debt Agreement ("Amendment No. 5"). Amendment No. 5 makes a number of changes to the Subordinated Debt Agreement, including, without limitation, the security to serve as collateral for any future obligations of the Company to ACS under the "Make-Whole Provision."

      On June 26, 2002, ACS exercised the Warrants in full (1,907,543 shares) by delivering to the Company the necessary written notice and other documents required under the terms of the Warrants to effectuate the exercise thereof. ACS opted for a "Net Issue Exercise" under the terms of Section 1A(i)(d) of the Warrants, and delivered to the Company a duly executed Exercise Agreement designating it as a "Net Issue Exercise." Under Section 1A(i)(d) of the Warrants, in lieu of a cash payment to the Company in an amount equal to the Exercise Price ($.01 per share) times the number of shares to be acquired thereunder (1,907,543), ACS could opt for a "Net Issue Exercise", as follows:
"[T]he Registered Holder may exercise this Warrant in whole or in part by the surrender of this Warrant to the Company, with a duly executed Exercise Agreement marked to reflect 'Net Issue Exercise' and specify the number of shares of Common Stock to be purchased and upon such Net Issue Exercise, the Register Holder shall be entitled to pay the exercise price for Common Stock purchased hereunder by cancellation of shares of Common Stock to be purchased hereunder valued at Fair Market Value less the Exercise Price."

      For purposes of ACS' Net Issue Exercise of the Warrants, the Fair Market Value (as defined in the Subordinated Loan Agreement) was $0.67. As such, under the "Net Issue Exercise" of the Warrants, ACS is to be issued 1,878,640 shares of IGI Common Stock, together with cancellation of the remaining 28,903 shares purchased by ACS under the Warrants. In accordance with the terms of Section 1A(i)(d) of the Warrants, cancellation of such 28,903 shares shall constitute payment in full by ACS of the Exercise Price to the Company for its purchase of the shares (1,907,543) under the Warrants.

      As of the date of this filing, the 1,878,640 shares purchased by ACS under the "Net Issue Exercise" of the Warrants constitute approximately 14.3% of the issued and outstanding Common Stock of the Company.

      On June 26, 2002, the Company also received from ACS the "Purchaser Notice" under the terms of Section 9.1 of the Subordinated Loan Agreement of its intention to sell the 1,878,640 shares of IGI Common Stock ("the Shares") purchased by ACS under the "Net Issue Exercise" of the Warrants. Pursuant to the terms of the Section 9.1 Make-Whole Provision, the Company had the option within three (3) business days of receipt of the Purchaser Notice to elect to purchase all or any part of such Shares from ACS. The Company did not elect to purchase all or any part of such Shares, and advised ACS thereof on July 1, 2002. As such, ACS may now sell all or any part of the Shares in one or a series of market and/or privately negotiated transactions, and upon any such sale, the Company shall be responsible to pay to ACS under the "Make-Whole Provision" an amount equal to the product of (x) the number of Shares sold by [ACS] during the 180-day period in arm's length transactions multiplied by
(y) the excess, if any, of (i) the Market Price [as such term is defined therein] on the date of the Purchaser Notice over (ii) the price per share at which [ACS] actually sold such Shares. Any payment due to ACS by the Company under the "Make-Whole Provision" can be made by the Company at its election in cash or Common Stock.

      As of the date of this filing, the Company is unaware of any sales of any of the Shares by ACS in a market and/or privately negotiated transaction for which the Company is obligated to make a payment to ACS under the "Make-Whole Provision".

      The exercise of the Warrants by ACS may prove to be a hindrance to future financing efforts by the Company. The exercise of the Warrants may have a dilutive effect on the net tangible book value per share of the Common Stock. Furthermore, sales by ACS of the substantial amount of the Shares purchased under the "Net Issue Exercise" of the Warrants could adversely affect the prevailing market prices for the Common Stock.


                              LIST OF EXHIBITS

Exhibit Number                           Description
--------------                           -----------

    99.1 Amendment No. 5 to Note and Equity Purchase Agreement dated as of May 30, 2002 by and among IGI, Inc., IGEN, Inc., Immunogenetics, Inc., Blood Cells, Inc., American Capital Strategies, Ltd. and ACAS Business Loan Trust 2002-1.

    99.2            Notice from American Capital Strategies, Ltd. dated
                    June 25, 2002 of exercise of Warrant No. W-1 dated October 29, 1999, issued by IGI, Inc. to American Capital Strategies, Ltd.

    99.3 Exercise Agreement dated June 25, 2002, executed by American Capital Strategies, Ltd.

    99.4 American Capital Strategies, Ltd. Purchaser Notice to IGI, Inc. dated June 25, 2002, under Section 9.1 of the Note and Equity Purchase Agreement dated October 29, 1999, as amended.


                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       IGI, Inc.

                                       By:  /s/ Domenic N. Golato
                                            Domenic N. Golato,
                                            Chief Financial Officer


Dated: July 11, 2002